                                                               EXHIBIT 10.12(a)


                                                               DAIMLER CHRYSLER


DAIMLERCHRYSLER CORPORATION (CHRYSLER) WITH A
BUSINESS ADDRESS AT 800 CHRYSLER DRIVE EAST
AUBURN HILLS, MI  48326-2757, HEREBY AGREES TO PURCHASE AND

Allied Systems
160 Clairmont Avenue
Decatur, GA  30030

(CARRIER) AGREES TO SELL AND DELIVER THE SERVICES           MOTOR CARRIER
SPECIFIED HEREIN IN ACCORDANCE WITH THE TERMS AND           TRANSPORTATION
CONDITIONS ON THE FACE AND REVERSE SIDE HEREOF.             CONTRACT

ANY NUMBERED ATTACHMENTS HERETO AND PURSUANT TO 49          ALZS1, AUHL1, TPPP1
U.S.C. 10713 FOR THE TRANSPORTATION OF COMMODITIES          Amendment 3
REGULATED BY THE SURFACE TRANSPORTATION BOARD (STB).

                            DESCRIPTION OF SERVICES

COMMODITIES:     Motor Vehicles   STCC:              37111xxx
EFFECTIVE DATE:  01/01/03         TERMINATION DATE:  01/31/05      PAYMENT TERMS:  [XXX] Days

1. Rates will be increased [XXX] % effective 1/16/03 for all of Allied's business: ALZS1, AUHL1, TPPP1

2. DaimlerChrylser agrees to pay Allied $[XXX] which represents the [XXX]% increase for the time period of 1/1/03 to 1/15/03.

3. The Chrysler Group and Allied agree to work together to target a [XXX]% improvement in productivity and cost savings which quality for MCM savings by [XXX]. Productivity enhancements to DaimlerChrysler may include transit time improvement, quality, other savings unrelated to transportation or logistics, or credit related to the value or use of intellectual property. A minimum of [XXX]% cost savings will be booked in MCM by [XXX].

4. DaimlerChrysler may terminate the Agreement (ALZS1, AUHL1, TPPP1) and this Amendment No. 3 upon the bankruptcy of Allied.

5. MCM savings are defined as improvements that result in cost reductions for the Chrysler Group.

6. Allied agrees to provide their yard management software and tract & trace software to DaimlerChrysler to improve productivity toward the [XXX]% goal.

7. The parties agree to establish a collaborative process to jointly identify and implement opportunities for improvement in operations, route rationalization, asset utilization and process improvements to facilitate achievement of MCM targets in 2003.

8. DaimlerChrysler and Allied agree that the terms of the Agreement, including rates, are confidential and shall not be disclosed.

9. Effective with the execution of this agreement, Allied agrees to submit all freight charges with appropriate backup to DaimlerChrysler within [XXX] days from the date of shipment.

10. Either party may terminate this Amendment No. 3 effective as of December 31, 2003 in the event of nonperformance of the terms and conditions of Amendment No. 3 by the other party. Notice of termination under this Section 10 must be given in writing on or before November 30, 2003.

11.      All other contractual terms remain the same.


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Allied Systems, Ltd.                               DaimlerChrysler Corporation

By: /s/ Stanley Weaver                             By: /s/ George H. Telfer
   Stan Weaver                                         G. H. Telfer
   Senior Vice President -                             Sr. Manager Vehicle
   Sales & Marketing                                   Logistics

                                                                 Date: 01/22/03

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[XXX]    Represents material deleted per the Company's request for Confidential
         Treatment and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.